UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2022
Olaplex Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40860	87-1242679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Address Not Applicable1
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 691-0776
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OLPX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Kristi Belhumeur Principal Accounting Officer
On February 22, 2022, Olaplex Holdings, Inc. (the “Company”) appointed Kristi Belhumeur, age 41, to serve as Principal Accounting Officer of the Company, effective February 22, 2022.
Prior to joining the Company, Ms. Belhumeur was employed at Red Robin Gourmet Burgers, Inc., where she served as Chief Accounting Officer of the Company from 2020 to 2022, Controller and Vice President, Tax of the Company from 2019 to 2020 and Vice President, Tax from 2016 to 2019.
Ms. Belhumeur has entered into an offer letter with the Company, pursuant to which she is entitled to an annual base salary of $325,000 and she will be eligible for an annual bonus with a target equal to 35% of her base salary. Ms. Belhumeur will also receive a sign-on bonus of $100,000 in June 2022, subject to her continued service for one year following the bonus payment date, and a stock option to purchase 50,000 shares of the Company’s common stock, vesting over four years from the grant date, subject to her continued service through the applicable vesting date. The foregoing description of the offer letter is only a summary and is qualified in its entirety by its terms, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference. Ms. Belhumeur has also entered into an indemnification agreement, the form of which was filed as Exhibit 10.2 to the Company’s Registration Statement on Form S-1, filed on September 28. 2021, and which is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Offer Letter, dated January 28, 2022, by and between Olaplex Holdings, Inc. and Kristi Belhumeur.
1 Olaplex Holdings, Inc. is a fully remote company. Accordingly, it does not maintain a principal executive office.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: February 22, 2022	Olaplex Holdings, Inc.

	By:	/s/ JuE Wong
	Name:	JuE Wong
	Title:	President and Chief Executive Officer